EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of TyCom Ltd. of our report dated March 3, 2000 relating to the financial statements of AT&T Submarine Systems, Inc., which appears in the Registration Statement on Amendment No. 6 to the Form S-1 (No. 333-32134) dated July 26, 2000.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
August 3, 2000